UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2021

     CERES ORION L.P.
(Exact name of registrant as specified in its charter)
New York	000-50271	22-3644546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Item 1.01 Entry into a Material Definitive Agreement.
Placement Agent Agreement with Morgan Stanley Smith Barney LLC

The Registrant has entered into an amendment (the “Amendment”) to the amended and restated alternative investment selling agent agreement dated as of March 3, 2016, as amended (the “Selling Agreement”), by and among the Registrant, Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and Morgan Stanley Smith Barney LLC, a Delaware limited liability company, currently doing business as Morgan Stanley Wealth Management (“MSSB” or “Placement Agent”).

Pursuant to the Amendment, effective January 1, 2021, the Ongoing Selling Agent Fee is decreased to 0.75% of the adjusted net assets of Class A Units (computed monthly by multiplying the adjusted net assets of Class A Units by 0.75% and dividing the results thereof by 12). In all other material respects the Selling Agreement remains unchanged and of full force and effect.

Adjusted net assets for this purpose are month-end net assets increased by that current month’s ongoing selling agent fee, management fee, the general partner’s administrative fee, the incentive fee accrued, other expenses and any redemptions or distributions as of the end of such month.

A copy of the Amendment is filed herewith as Exhibit 10.1.

Selling Agent Agreement with Harbor Investment Advisory LLC
The Registrant has entered into an amendment (the “Amendment”) to the alternative investment selling agent agreement dated as of November 1, 2018, as amended (the “Harbor Agreement”), by and among the Registrant, the General Partner, Morgan Stanley Distribution Inc., a corporation incorporated under the laws of the Commonwealth of Pennsylvania (“MSDI” or “Selling Agent”), and Harbor Investment Advisory LLC, a Maryland limited liability company (“Harbor” or “Sub-Selling Agent”).

Pursuant to the Amendment, effective January 1, 2021, the Ongoing Sub-Selling Agent Fee is decreased to 0.75% of the adjusted net assets of Class A Units (computed monthly by multiplying the adjusted net assets of Class A Units by 0.75% and dividing the results thereof by 12). In all other material respects the Harbor Agreement remains unchanged and of full force and effect.

Adjusted net assets for this purpose are month-end net assets increased by that current month’s ongoing sub-selling agent fee, management fee, the general partner’s administrative fee, the incentive fee accrued, other expenses and any redemptions or distributions as of the end of such month.
A copy of the Amendment is filed herewith as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
10.1	Amendment to the Selling Agreement by and among the Registrant, the General Partner and MSSB.
10.2	Amendment to the Harbor Agreement by and among the Registrant, the General Partner, MSDI and Harbor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES ORION L.P.

By: Ceres Managed Futures LLC, General Partner

By: /s/ Patrick T. Egan
Patrick T. Egan
      President and Director

Date:  January 7, 2021